                                                                   EXHIBIT 10.44

         SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

     THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is entered into as of this 6th day of April, 2006 by and among LASALLE BANK NATIONAL ASSOCIATION ("LBNA"), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS ("SWB"), as a Lender, NATIONAL CITY BANK OF THE MIDWEST ("NCB"), as a Lender, FIFTH THIRD BANK ("FTB"), as a Lender, MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLC"), as a Lender, and FIRST BANK ("FB"), as a Lender (collectively LBNA, SWB, NCB, FTB, MLC, and FB are referred to herein as "Lenders") and TALX CORPORATION, a Missouri corporation ("BORROWER"); and consented to by TALX UCM SERVICES, INC., a Missouri corporation ("TUS"), TALX EMPLOYER SERVICES, LLC, a Missouri limited liability company ("TES"), TALX FASTIME SERVICES, INC., a Texas Corporation ("TFTS"), TBT ENTERPRISES, INCORPORATED, a Maryland corporation ("TBT"), UI ADVANTAGE, INC., a Maryland corporation ("UI"), NET PROFIT, INC., a South Carolina corporation ("NET"), TALX TAX INCENTIVE SERVICES, LLC, a Missouri limited liability company ("TIS"), JON-JAY ASSOCIATES, INC., a Massachusetts corporation ("JJ"), TALX TAX CREDITS AND INCENTIVES, LLC, a Missouri limited liability company ("TTCI"), MANAGEMENT INSIGHT INCENTIVES, LLC, a Missouri limited liability company ("MII"), and UNEMPLOYMENT SERVICES, LLC, a Missouri limited liability company ("US") (collectively TUS, TES, TFTS, TBT, UI, NET, TIS, JJ, TTCI, MII and US are referred to herein as "GUARANTORS").

                                   WITNESSETH

     WHEREAS, Borrower obtained an Aggregate Commitment in the principal amount of up to Forty Million and 00/100 Dollars ($40,000,000.00) pursuant to that certain Loan Agreement dated March 27, 2002 entered into by the Borrower, LBNA, and SWB, as amended by that certain First Amendment to Loan Agreement dated July 29, 2002 among Borrower, LBNA, and SWB, as further amended by that certain Second Amendment to Loan Agreement dated January 27, 2003 among Borrower, LBNA, and SWB, as further amended by that certain Third Amendment to Loan Agreement dated June 30, 2003 among Borrower, LBNA, and SWB (as so amended, the "INITIAL LOAN AGREEMENT");

     WHEREAS, in order to refinance the indebtedness outstanding under the Initial Loan Agreement, Borrower, LBNA, SWB, NCB, FTB, and MLC entered into that certain Amended and Restated Loan Agreement dated March 31, 2004 increasing the Aggregate Commitment (as defined therein) to Eighty-Three Million and 00/100 Dollars ($83,000,000.00), as amended by that certain First Amendment to Amended and Restated Loan Agreement dated September 9, 2004, and that certain Second Amendment to Amended and Restated Loan Agreement dated September 30, 2004 (as so amended, the "AMENDED AND RESTATED LOAN AGREEMENT");

     WHEREAS, in order to refinance the indebtedness outstanding under the Amended and Restated Loan Agreement, Borrower, LBNA, SWB, NCB, FTB, and MLC have entered into that certain Second Amended and Restated Loan Agreement dated April 14, 2005 increasing the Aggregate Revolving Loan Commitment to One Hundred Million and 00/100 Dollars ($100,000,000.00), as amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated November 1, 2005 (as so amended, the "SECOND AMENDED AND RESTATED LOAN AGREEMENT"), pursuant to which, among other things, the Aggregate Revolving Loan Commitment was increased to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00);

     WHEREAS, the Borrower hereby requests and the Lenders agree to further amend the Second Amended and Restated Loan Agreement to increase the Aggregate Revolving Loan Commitment to Two Hundred Million and 00/100 Dollars ($200,000,000.00) and make other amendments as more specifically set forth herein; and

     WHEREAS, all capitalized terms used herein, and not otherwise defined herein, have the meaning given to them in the Second Amended and Restated Loan Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   AMENDMENTS.

     Upon the satisfaction of the conditions precedent set forth herein, the Second Amended and Restated Loan Agreement shall be amended as follows:

          a) AGGREGATE REVOLVING LOAN COMMITMENT. The first sentence of Section
3.1.1 of the Second Amended and Restated Loan Agreement is hereby amended and restated as follows:

     "Subject to the limitations in Section 3.1.2 and elsewhere herein, each Lender commits to make available to Borrower, from and after the Second Amendment Effective Date to the Revolving Loan Maturity Date, such Lender's Pro-Rata Share of an Aggregate Revolving Loan Commitment of $200,000,000, by funding such Lender's Pro-Rata Share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein."

          b) INCREASES IN AGGREGATE REVOLVING LOAN COMMITMENT. Section 3.4 of the Second Amended and Restated Loan Agreement shall be amended and restated as follows:

"SECTION 3.4 INCREASES IN AGGREGATE REVOLVING LOAN COMMITMENT.

     3.4.1 REQUEST FOR INCREASE. At any time prior to April 6, 2008 and provided that the Aggregate Revolving Loan Commitment has been reduced to $150,000,000 pursuant to Sections 3.6 or 3.7 hereof on or before January 6, 2007, the Borrower may request that the Aggregate Revolving Loan Commitment be increased without the prior written consent of all of the Lenders; provided that, (a) the Aggregate Revolving Loan Commitment shall at no time exceed $200,000,000; (b) the Borrower is not permitted to make any such request during the six month period following any reduction in the Aggregate Revolving Loan Commitment under this Agreement (other than a reduction pursuant to Section 3.7 hereof); (c) the Borrower is not permitted to make any such request more frequently than once in any 6-month period; and (d) each such request must be in a minimum amount of $10,000,000 and increments of $5,000,000 in excess thereof. Such request shall be made in a written notice given by the Borrower to the Administrative Agent and the Lenders not less than twenty (20) Business Days prior to the proposed effective date of such increase, which notice (a "Commitment Increase Notice") must specify the amount of the proposed increase in the Aggregate Revolving Loan Commitment and the proposed effective date of such increase.

     Any increase in the Aggregate Revolving Loan Commitment under this Agreement is subject to the following conditions precedent: (A) Borrower must have executed promissory notes in favor of each Lender and any Proposed New Lender in the amount of each Lender's Pro-Rata Share of the Aggregate Revolving Loan Commitment, as increased under this Section; (B) the Borrower must have obtained the consent thereto of each Guarantor and its reaffirmation of the Loan Document(s) executed by it, which consent and reaffirmation must be in writing and in form and substance reasonably satisfactory to the Administrative Agent, (C) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Aggregate Revolving Loan Commitment under this Agreement, no event shall have occurred and then be continuing which constitutes a Default, Event of Default, or Existing Default under this Agreement, (D) the Borrower, the Administrative Agent and each Proposed New Lender or Lender that agreed to provide a "Commitment" in support of such increase in the Aggregate Revolving Loan Commitment under this Agreement must have executed and delivered a "Commitment and Acceptance" substantially in the form of Exhibit 3.4.1 hereto, (E) counsel for the Borrower and for the Guarantors must have provided to the Administrative Agent supplemental opinions in form and substance reasonably satisfactory to the Administrative Agent, and (F) the Borrower and the Proposed New Lender must otherwise have executed and delivered such other instruments and documents as may be required under Section 10.1.1 or that the Administrative Agent reasonably requests in connection with such increase. If any fee is charged by the Lenders in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Administrative Agent to the Borrower. Upon satisfaction of the conditions precedent to any increase in the Aggregate Revolving Loan Commitment under this Agreement, the Administrative Agent will promptly advise the Borrower and each Lender of the effective date of such increase.

     3.4.2. LENDERS' PARTICIPATION IN INCREASE. In the event Borrower delivers a Commitment Increase Notice, each of the Lenders will be given the opportunity to participate in the requested increase. No Lender shall be obligated to increase its Commitment pursuant to a Commitment Increase Notice. On or prior to the date that is fifteen (15) Business Days after receipt of the Commitment Increase Notice, each Lender must submit to the Administrative Agent a notice indicating the maximum amount by which it is willing to increase its Commitment in connection with such Commitment Increase Notice (any such notice to the Administrative Agent being herein a "Lender

     Increase Notice"). Any Lender which does not submit a Lender Increase Notice to the Administrative Agent prior to the expiration of such fifteen
     (15) Business Day period will be deemed to have denied any increase in its Commitment. In the event that the increases of Commitments set forth in the Lender Increase Notices exceed the amount requested by the Borrower in the Commitment Increase Notice, the Administrative Agent has the right, in consultation with the Borrower, to allocate the amount of increases necessary to meet the Borrower's Commitment Increase Notice.

     3.4.3. PROPOSED NEW LENDER(S) PARTICIPATION IN INCREASE. In the event that the Lender Increase Notices are less than the amount requested by the Borrower, not later than three (3) Business Days prior to the proposed effective date the Borrower may notify the Administrative Agent of any financial institution that has agreed to become a "Lender" party hereto (a "Proposed New Lender") in connection with the Commitment Increase Notice. Any Proposed New Lender must be consented to by the Administrative Agent (which consent shall not be unreasonably withheld). If the Borrower does not arrange for any Proposed New Lender(s) to commit to the shortfall from the Lender Increase Notices, then the Borrower will be deemed to have reduced the amount of its Commitment Increase Notice to the aggregate amount set forth in the Lender Increase Notices. Based upon (i) the Lender Increase Notices, (ii) any allocations made in connection therewith and
     (iii) if applicable, any notice regarding any Proposed New Lender, the Administrative Agent will notify the Borrower and the Lenders on or before the Business Day immediately prior to the proposed effective date of the amount of each Lender's and each Proposed New Lender's Commitment (the "Effective Commitment Amount") and the amount of the Aggregate Revolving Loan Commitment under this Agreement which amounts are effective on the following Business Day.

     Upon the effective date of any increase in the Aggregate Revolving Loan Commitment under this Agreement that is supported by a Proposed New Lender, such Proposed New Lender will be a party to this Agreement as a Lender, will have the rights and obligations of a Lender hereunder, and execute any document evidencing joinder in this Agreement as required by Administrative Agent. Nothing contained herein constitutes, or otherwise is, a commitment on the part of any Lender to increase its Commitment hereunder at any time.

     3.4.4. BUYING AND SELLING LENDERS. For purposes of this Section 3.4.4, (A) the term "Buying Lender(s)" means (i) each Lender the Effective Commitment Amount of which is greater than its Commitment prior to the effective date of any increase in the Aggregate Revolving Loan Commitment under this Agreement, and (ii) each Proposed New Lender that is allocated an Effective Commitment Amount in connection with any Commitment Increase Notice, and
     (B) the term "Selling Lender(s)" shall mean each Lender whose Commitment under this Agreement is not being increased from that in effect prior to such increase in the Aggregate Revolving Loan Commitment under this Agreement. Effective on the effective date of any increase in the Aggregate Revolving Loan Commitment under this Agreement pursuant to Sections 3.4.1,
     3.4.2 and 3.4.3 above, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender's right, title and interest in and to its outstanding Revolving Loans in the respective dollar amounts and percentages necessary so that, from and after such sale, each Selling Lender's outstanding Revolving Loans shall equal such Selling Lender's Pro-Rata Share (calculated based upon the Effective Commitment Amounts) of the outstanding Revolving Loans under this Agreement. Effective on the effective date of the increase in the Aggregate Revolving Loan Commitment under this Agreement pursuant to Sections 3.4.1, 3.4.2, and 3.4.3 above, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the outstanding Revolving Loans purchased hereby shall equal the respective dollar amount necessary so that, from and after such payments, each Buying Lender's outstanding Revolving Loans shall equal such Buying Lender's Pro-Rata Share (calculated based upon the Effective Commitment Amounts) of the outstanding Revolving Loans under this Agreement. Such amount shall be payable on the effective date of the increase in the Aggregate Revolving Loan Commitment under this Agreement by wire transfer of immediately available funds to the Administrative Agent. The Administrative Agent, in turn, shall wire transfer any such funds received to the Selling Lenders, in same day funds, for the sole account of the Selling Lenders. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the Revolving Loans being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Revolving Loans, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the outstanding Revolving Loans being sold by such Selling Lender. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender's representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into its Commitment and Acceptance with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Administrative Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents. The Borrower hereby agrees to compensate each Selling Lender for all losses, expenses and liabilities incurred by each Lender in connection with the sale and assignment of any Revolving Loan or Swingline Loan hereunder on the terms and in the manner as set forth in Section 19.4."

          c) MANDATORY DECREASE IN AGGREGATE REVOLVING LOAN COMMITMENT. The following shall be added to the Second Amended and Restated Loan Agreement as a new Section 3.7:

     "3.7 MANDATORY REDUCTION OF AGGREGATE REVOLVING LOAN COMMITMENT. Upon the receipt by the Borrower of cash proceeds from the first to occur of (i) the issuance of Parity Debt in accordance with Section 15.2.9 hereof and (ii) the issuance of stock in accordance with Section 15.13 hereof with respect to which the Net Cash Proceeds thereof are at least $50,000,000, (x) the Aggregate Incremental Commitment shall be reduced to zero and the Aggregate Revolving Loan Commitment shall automatically be reduced to $150,000,000, in each case, effective as of the date on which the Administrative Agent shall have received the prepayment described in Section 6.3.3, and

     (y) each Lender's Revolving Loan Commitment shall be reduced to an amount equal to such Lender's Base Commitment."

          d) INCREMENTAL INCREASE OF AGGREGATE COMMITMENT FEE. Section 5.8 of the Second Amended and Restated Loan Agreement is hereby amended and restated in its entirety as follows:

     "5.8 INCREMENTAL INCREASE OF AGGREGATE COMMITMENT FEE. Contemporaneously with the execution and delivery of that certain Second Amendment to Second Amended and Restated Loan Agreement (the "Second Amendment") dated as of April 6, 2006, among the Borrower, the Administrative Agent, the Lenders and the Guarantors, Borrower shall pay to Administrative Agent, (i) a fee in the amount of $5,000 for the account of each Lender, and (ii) for the account of each Lender whose Revolving Loan Commitment is increased pursuant to the Second Amendment, a fee equal to five (5) basis points of the amount of each Lender's Incremental Commitment."

          e) REVOLVING LOAN UNUSED FEE. Section 5.2 of the Second Amended and Restated Loan Agreement is hereby amended to add the following sentence at the end thereof: "The Administrative Agent shall distribute the Revolving Loan Unused Fee to each Lender in accordance with each Lender's Pro-Rata Share."

          f) MANDATORY PREPAYMENT UPON ISSUANCE OF PARITY DEBT OR STOCK. The following shall be added to the Second Amended and Restated Loan Agreement as a new Section 6.3.3:

     "6.3.3 MANDATORY PREPAYMENT UPON ISSUANCE OF PARITY DEBT OR STOCK. Upon the receipt by the Borrower of cash proceeds from the first to occur of (i) the issuance by Borrower of Parity Debt in accordance with Section 15.2.9 hereof and
(ii) the issuance of stock in accordance with Section 15.13 with respect to which the Net Cash Proceeds thereof are at least $50,000,000, Borrower shall concurrently therewith pay to Administrative Agent for the account of the Lenders the amount necessary to reduce the Aggregate Revolving Loans to $150,000,000. The amount of such mandatory prepayment shall be paid by the Administrative Agent to the Lenders holding Incremental Commitments ratably in accordance with their respective Pro-Rata Share.

          g) RELEASE OF SECURITY INTEREST UPON ISSUANCE OF PARITY DEBT. The following shall be added to the Second Amended and Restated Loan Agreement as a new Section 8.6:

     "8.6 RELEASE OF SECURITY INTERESTS. Each Lender and the Administrative Agent hereby agree that the Security Interests securing the Loan Obligations shall be released upon the occurrence of the following:

          (i) the Borrower shall have issued (a) Parity Debt in accordance with
          Section 15.2.9 hereof or (b) stock in accordance with Section 15.13 hereof with respect to which the Net Cash Proceeds thereof are at least $50,000,000;

          (ii) the Administrative Agent shall have received the prepayment described in Section 6.3.3;

          (iii) the Aggregate Revolving Loan Commitment shall have been reduced to $150,000,000 pursuant to Section 3.7; and

          (iv) the Borrower, the Guarantors, the Administrative Agent and the Lenders shall have entered into an amendment and restatement of this Agreement and each other Loan Document that the Administrative Agent deems necessary or that the Borrower reasonably requests to effectuate the foregoing release and will include, among other things, one or more provisions to the effect that the Borrower will not, and will not permit any other Covered Person to, enter into any agreement containing a negative pledge provision, other than the agreements governing the Parity Debt."

          h) SATISFACTION OF CONDITIONS TO THE APPROVED ACQUISITION. Section
10.3.2 of the Second Amended and Restated Loan Agreement is hereby amended and restated in its entirety as follows:

     "10.3.2. SATISFACTION OF CONDITIONS TO THE APPROVED ACQUISITION. Administrative Agent shall have received the applicable Approved Acquisition Documents, which shall be in form and substance satisfactory to Administrative Agent. Administrative Agent shall be satisfied that all requirements to close the Approved Acquisition have been completed or waived by the parties to the Approved Acquisition Documents, except for the delivery of the purchase price with respect to the Approved Acquisition; and every other condition, if any, to the applicable Approved Acquisition as described herein shall be satisfied, or waived by the Administrative Agent. The Administrative Agent shall have completed its due diligence with respect to the Approved Acquisition and shall have received evidence satisfactory to the Administrative Agent that the total amount of Loan proceeds used as consideration at the time of closing of the Approved Acquisition shall not exceed the sum of $75,000,000 plus a working capital adjustment of up to $5,000,000 payable pursuant to the Approved Acquisition Documents, unless otherwise approved by Administrative Agent prior to consummation of the Approved Acquisition."

          i) CONDITIONS TO ADVANCES FOR APPROVED ACQUISITIONS. Section 10.3.7 of the Second Amended and Restated Loan Agreement is hereby amended and restated in its entirety as follows:

     "10.3.7. CONSUMMATION OF APPROVED ACQUISITIONS. Any Advance of Loan proceeds for purposes of consummating the Approved Acquisition must occur no later than April 30, 2006."

          j) ISSUANCE OF PARITY DEBT. The following shall be added to the Second Amended and Restated Loan Agreement as a new Section 15.2.9:

     "15.2.9 PARITY DEBT. Indebtedness issued by Borrower which satisfies the following criteria (such Indebtedness, the "Parity Debt"):

          (i) the terms and conditions of such Indebtedness and documents pursuant to which such Indebtedness is issued are reasonably acceptable to the Required Lenders;

          (ii) the original aggregate principal amount of such Indebtedness shall not be less than $50,000,000 nor in excess of $75,000,000;

          (iii) such Indebtedness is unsecured;

          (iv) the Administrative Agent and the holders of such Indebtedness shall have entered into an intercreditor agreement in form and substance acceptable to the Required Lenders;

          (iv) to the extent required by Section 6.3.3 hereof, the Net Cash Proceeds received by Borrower in connection with the issuance of such Indebtedness shall be paid to the Administrative Agent, and, to the extent required by Section 3.7 hereof, the Aggregate Revolving Loan Commitment shall be reduced to $150,000,000."

          k) SPECIAL DEFINITIONS. Section 16.1 of the Second Amended and Restated Loan Agreement is hereby amended to restate the definitions of "EBIT" and "EBITDA" in their entirety as follows:

     "EBIT means, with respect to any fiscal period of Borrower, the consolidated net income of Borrower and each Covered Person for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus (i) Interest Expense in such period, (ii) income tax expense in such period, and (iii) the non-cash charges of any share-based compensation awards, to the extent such non-cash charges were expensed during such period in accordance with SFAS 123 or are required to be shown as an expense in any comparative financial statements for periods prior to the effective date of SFAS 123. For any period during which a Prior Acquisition, the Approved Acquisition or any Permitted Acquisition was consummated, EBIT shall be calculated on a proforma basis as if the entity acquired in connection with any such acquisition had been acquired on the first day of such period. From and after the closing of the Approved Acquisition, EBIT shall be adjusted for the first four consecutive fiscal quarters thereafter by adding the following amounts to EBIT determined pursuant to the immediately preceding sentence: $2,700,000.00 for the quarter ending June 30, 2006, $1,675,000.00 for the quarter ending September 30, 2006, $650,000.00 for the quarter ending December 31, 2006, and $325,000.00 for the quarter ending March 31, 2007."

     "EBITDA means, with respect to any fiscal period of Borrower, the consolidated net income of Borrower and each Covered Person for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, plus (i) (A) Interest Expense in such period,
     (B) income tax expense in such period, (C) amortization of good will and depreciation expense taken in such period, (D) any extraordinary loss in such period, and (E) the non-cash charges of any share-based compensation awards, to the extent such non-cash charges were expensed during such period in accordance with SFAS 123 or are required to be shown as an expense in any comparative financial statements for periods prior to the effective date of SFAS 123, minus (ii) any extraordinary gain in such period. For any period during which a Prior Acquisition, the Approved Acquisition or any Permitted Acquisition was consummated, EBITDA shall be calculated on a proforma basis as if the entity acquired in connection with any such acquisition had been acquired on the first day of such period. From and after the closing of the Approved Acquisition, EBITDA shall be adjusted for the first four consecutive fiscal quarters thereafter by adding the following amounts to EBITDA determined pursuant to the immediately preceding sentence: $2,700,000.00 for the quarter ending June 30, 2006, $1,675,000.00 for the quarter ending September 30, 2006,
     $650,000.00 for the quarter ending December 31, 2006, and $325,000.00 for the quarter ending March 31, 2007."

          l) MAXIMUM RATIO OF TOTAL FUNDED INDEBTEDNESS TO EBITDA. Section 16.4 of the Second Amended and Restated Loan Agreement is hereby amended and restated in its entirety as follows:

     "16.4. MAXIMUM RATIO OF TOTAL INDEBTEDNESS TO EBITDA. The ratio of Borrower's Total Indebtedness to EBITDA for the four-quarter period then ended, calculated the last day of each fiscal quarter ending March 31, June 30, September 30, and December 31 through the Revolving Loan Maturity Date shall not be greater than 2.50 to 1; provided that, notwithstanding the foregoing, for the fiscal quarters ending June 30, 2006 and September 30, 2006, the Borrower's ratio of Total Indebtedness to EBITDA shall not be greater than 2.75 to 1."

          m) MINIMUM EBITDA. Section 16.6 of the Second Amended and Restated Loan Agreement is hereby amended and restated in its entirety as follows:

     "16.6. MINIMUM EBITDA. Commencing with the quarter ending June 30, 2006, Borrower's EBITDA for the four-quarter period then ended, calculated as of the last day of each fiscal quarter ending June 30, September 30, December 31, and March 31 through the Revolving Loan Maturity Date shall be no less than (A) $60,400,000, plus (B) 75% of EBITDA of any entity acquired in connection with a Permitted Acquisition for the most recently-ended four fiscal quarters prior to the closing of such Permitted Acquisition, as such amount is mutually agreed by the Administrative Agent and the Borrower."

          n) ADMINISTRATIVE AGENT POWERS. Section 18.1 of the Second Amended and Restated Loan Agreement is hereby amended to add the following sentence at the end thereof:

     "Each Lender hereby authorizes LaSalle, in its capacity as Administrative Agent hereunder, upon satisfaction of the requirements set forth in Section 15.2.9, to execute an intercreditor agreement in connection with the issuance by Borrower of Parity Debt. Notwithstanding the foregoing, the Administrative Agent shall not be obligated to execute such intercreditor agreement or any other document or instrument related to the Parity Debt."

          o) GLOSSARY. The Glossary located at Exhibit 2.1 of the Second Amended and Restated Loan Agreement shall be revised as follows:

               i) The definition of "AGGREGATE BASE COMMITMENT" is hereby added as follows:

     "AGGREGATE BASE COMMITMENT - means the commitment of the Lenders to fund Revolving Loan Advances in an aggregate amount of up to $150,000,000."

               ii) The definition of "AGGREGATE INCREMENTAL COMMITMENT" is hereby added as follows:

     "AGGREGATE INCREMENTAL COMMITMENT - means the commitment of the Lenders to fund Revolving Loan Advances in excess of the Aggregate Base Commitment. As of the Second Amendment Effective Date, the Aggregate Incremental Commitment shall be $50,000,000."

               iii) The definition of "APPROVED ACQUISITIONS" is hereby amended and restated in its entirety as follows:

     "APPROVED ACQUISITION -- means the acquisition by Borrower of the capital stock of Performance Assessment Network, Inc., a Delaware corporation."

               iv) The definition of "APPROVED ACQUISITION DOCUMENTS" is hereby added as follows:

     "APPROVED ACQUISITION DOCUMENTS -- means the acquisition agreement entered into by Borrower, in the form as furnished and approved by the Administrative Agent in writing prior to the consummation of the Approved Acquisition, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be approved in writing by the Administrative Agent."

               v) The definition of "BASE COMMITMENT" is hereby added as follows:

     "BASE COMMITMENT - means with respect to each Lender, such Lender's share of the Aggregate Base Commitment as set forth opposite such Lender's name on the table set forth on Exhibit 3 hereto entitled "Base Commitments."

               vi) The definition of "BUYING LENDER" is hereby added as follows:

     "BUYING LENDER(S) -- is defined in Section 3.4.4."

               vii) The definition of "COMMITMENT AND ACCEPTANCE" is hereby added as follows:

     "COMMITMENT AND ACCEPTANCE -- is defined in Section 3.4.1."

               viii) The definition of "COMMITMENT INCREASE NOTICE" is hereby added as follows:

     "COMMITMENT INCREASE NOTICE -- is defined in Section 3.4.2."

               ix) The definition of "EFFECTIVE COMMITMENT AMOUNT" is hereby added as follows:

     "EFFECTIVE COMMITMENT AMOUNT -- is defined in Section 3.4.3."

               x) The definition of "EXISTING LOAN DOCUMENTS" shall be revised to include the following language in such definition: "Security Agreement dated November 1, 2005, executed by Unemployment Services, LLC, a Missouri limited liability company; the Guaranty of Unemployment Services, LLC dated November 1, 2005; the Collateral Assignment of Membership Interest in Unemployment Services, LLC by TALX UCM Services, Inc. dated November 1, 2005; the Security Agreement dated December 15, 2005, by TALX Tax Credits and Incentives, LLC, a Missouri limited liability company; the Guaranty of TALX Tax Credits and Incentives, LLC, a Missouri limited liability company, dated December 15, 2005; the Collateral Assignment of Membership Interest in TALX Tax Credits and Incentives, LLC by TALX Corporation dated December 15, 2005; the Security Agreement dated December 15, 2005, by Management Insight Incentives, LLC, a Missouri limited liability company; the Guaranty of Management Insight Incentives, LLC, a Missouri limited liability company, dated December 15, 2005; and the Collateral Assignment of Membership Interest in Management Insight Incentives, LLC by TALX Tax Credits and Incentives, LLC dated December 15, 2005; and any other loan document executed and delivered to Administrative Agent for the benefit of Lenders."

               xi) The definition of "INCREMENTAL COMMITMENT" is hereby added as follows:

     "INCREMENTAL COMMITMENT - means with respect to each Lender, such Lender's share of the Aggregate Incremental Commitment as set forth opposite such Lender's name on the table set forth on Exhibit 3 hereto entitled "Incremental Commitments."

               xii) The definition of "LENDER INCREASE NOTICE" is hereby added as follows:

     "LENDER INCREASE NOTICE -- is defined in Section 3.4.2."

               xiii) The definition of "NET CASH PROCEEDS" is hereby added as follows:

     "NET CASH PROCEEDS - means, with respect to any issuance of Parity Debt or stock by the Borrower, the amount of cash received by the Borrower from such transaction after payment of all brokerage commissions and all other ordinary and reasonable fees and expenses and commissions related to such transaction."

               xiv) The definition of "PARITY DEBT" is hereby added as follows:

     "PARITY DEBT -- is defined in Section 15.2.9."

               xv) The definition of "PRIOR ACQUISITION" is hereby added as follows:

     "PRIOR ACQUISITION - means the acquisition of the assets or stock or Glick & Glick Consultants, LLC, Jon-Jay Associates, Inc., Employers Unity, Inc. and Business Incentives, Inc."

               xvi) The definition of "PROPOSED NEW LENDER" is hereby added as follows:

     "PROPOSED NEW LENDER -- is defined in Section 3.4.3."

               xvii) The definition of "PRO-RATA SHARE" is hereby amended and restated in its entirety as follows:

     "PRO-RATA SHARE -- with respect to each Lender's obligation to make Revolving Loans, participate in Letters of Credit, reimburse the Letter of Credit Issuer, and receive payments of principal, interest, fees, costs, and expenses with respect thereto, the applicable percentage determined as follows:

     1. With respect to an Aggregate Revolving Loan of less than or equal to $150,000,000, the applicable percentage determined as follows:

          (x) prior to the Aggregate Revolving Loan Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Base Commitment, by (ii) the Aggregate Base Commitment; and

          (y) from and after the time the Aggregate Revolving Loan Commitment has been terminated or reduced to zero, the percentage obtained by dividing (i) the sum of the aggregate unpaid principal amount of such Lender's Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and such Lender's Letter of Credit Exposure, by (ii) the sum of the aggregate unpaid principal amounts of all Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and the aggregate Letter of Credit Exposure; and

     2. With respect to an Aggregate Revolving Loan of greater than $150,000,000, the applicable percentage determined as follows:

          (x) prior to the Aggregate Revolving Loan Commitment being terminated or reduced to zero:

               (I) with respect to up to $150,000,000 of the Aggregate Revolving Loan, the percentage obtained by dividing (a) such Lender's Base Commitment, by (b) the Aggregate Base Commitment; and

               (II) with respect to that portion of the Aggregate Revolving Loan in excess of $150,000,000, the percentage obtained by dividing
               (a) such Lender's Incremental Commitment, by (b) the Aggregate Incremental Commitment; and

          (y) from and after the time the Aggregate Revolving Loan Commitment has been terminated or reduced to zero:

               (I) with respect to up to $150,000,000 of the Aggregate Revolving Loan, the percentage obtained by dividing (i) the sum of the aggregate unpaid principal amount of such Lender's Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and such Lender's Letter of Credit Exposure up to the amount of such Lender's Base Commitment, by (ii) the sum of the aggregate unpaid principal amounts of all Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and the aggregate Letter of Credit Exposure up to the Aggregate Base Commitment; and

               (II) with respect to that portion of the Aggregate Revolving Loan in excess of $150,000,000, the percentage obtained by dividing
               (i) the sum of the aggregate unpaid principal amount of such Lender's Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and such Lender's Letter of Credit Exposure in excess of such Lender's Base Commitment, by
               (ii) the sum of the aggregate unpaid principal amounts of all Revolving Loans (after settlement and repayment of all Swingline Loans by the Lenders) and the aggregate Letter of Credit Exposure in excess of the Aggregate Base Commitment.

     3. Upon the effectiveness of any increase in the Aggregate Revolving Loan Commitment pursuant to Section 3.4, each Lender's "Pro-Rata Share" shall be determined in accordance with Section 3.4.4 based upon such Lender's Effective Commitment Amount."

               xviii) The definition of "SECOND AMENDMENT" is hereby added as follows:

     "SECOND AMENDMENT -- is defined in Section 5.8."

               xix) The definition of "SECOND AMENDMENT EFFECTIVE DATE" is hereby added as follows:

     "SECOND AMENDMENT EFFECTIVE DATE - means the date on which the Second Amendment becomes effective pursuant to Section 2 thereof."

               xx) The definition of "SECURITY AGREEMENT" shall be revised to include the following language in such definition: "Security Agreement dated November 1, 2005, executed by Unemployment Services, LLC, a Missouri limited liability company; the Security Agreement dated December 15, 2005, by TALX Tax Credits and Incentives, LLC, a

Missouri limited liability company; and the Security Agreement dated December 15, 2005, by Management Insight Incentives, LLC, a Missouri limited liability company."

               xxi) The definition of "SELLING LENDER(S)" is hereby added as follows:

     "SELLING LENDER(S) -- is defined in Section 3.4.4."

          p) LENDERS, LENDER'S COMMITMENTS AND PRO-RATA SHARES. Exhibit 3 to the Second Amended and Restated Loan Agreement shall be amended and restated in its entirety as follows:

                                BASE COMMITMENTS

                      LENDER                        BASE COMMITMENT
                      ------                        ---------------
LaSalle Bank National Association                   $    45,000,000
Southwest Bank of St. Louis                         $    35,000,000
National City Bank of the  Midwest                  $    25,000,000
Fifth Third Bank                                    $    17,500,000
Merrill Lynch Capital, a Division of
   Merrill Lynch Business Financial Services Inc.   $    17,500,000
First Bank                                          $    10,000,000
AGGREGATE BASE COMMITMENT                           $150,000,000.00

                             INCREMENTAL COMMITMENTS

                      LENDER                        INCREMENTAL COMMITMENT
                      ------                        ----------------------
LaSalle Bank National Association                       $   10,000,000
Southwest Bank of St. Louis                             $    8,750,000
National City Bank of the  Midwest                      $    8,750,000
Fifth Third Bank                                        $    8,750,000
First Bank                                              $    8,750,000

                             INCREMENTAL COMMITMENTS

                      LENDER                        INCREMENTAL COMMITMENT
                      ------                        ----------------------
Merrill Lynch Capital, a Division of
   Merrill Lynch Business Financial Services Inc.       $    5,000,000
AGGREGATE INCREMENTAL COMMITMENT                        $50,000,000.00

          q) COMMITMENT AND ACCEPTANCE. A new Exhibit 3.4.1 to the Second Amended and Restated Loan Agreement shall added in the form of the attached
Exhibit 3.4.1.

          r) COMPLIANCE CERTIFICATE. Schedule II to the Compliance Certificate attached as Exhibit 14.14 to the Second Amended and Restated Loan Agreement shall be replaced in its entirety with the attached Schedule II to Exhibit 14.14.

          s) TOTAL INDEBTEDNESS TO EBITDA. For purposes of calculating the Base Rate Margin, the Eurodollar Margin and the Letter of Credit Fee pursuant to the terms of the Second Amended and Restated Loan Agreement, as of the date on which this Amendment becomes effective in accordance with Section 2 hereof, Borrower's ratio of Total Indebtedness to EBITDA is hereby agreed to be greater than 2.00 to 1. Thereafter, and commencing with the quarter ending June 30, 2006, the applicable Margins shall be re-determined by Administrative Agent promptly after each delivery by Borrower to Administrative Agent of Borrower's Financial Statements (and accompanying Compliance Certificate) as required in Section
14.14.2 of the Second Amended and Restated Loan Agreement, and will become applicable on the third Business Day following the day when Borrower delivers such Financial Statements (and accompanying Compliance Certificate) to Administrative Agent.

          t) CHANGE OF ADDRESS. For all purposes under the Second Amended and Restated Loan Agreement and each other Loan Document, the address of the chief executive office of each Covered Person and the address for any notice delivered to a Covered Person pursuant to any Loan Document shall be as follows:

     11432 Lackland Road
     St. Louis, MO 63146
     Attention: William W. Canfield

     Notices to include a copy to:

     Bryan Cave LLP
     One Metropolitan Square, Suite 3600
     St. Louis, Missouri 63102
     Attention: R. Randall Wang and Karen W. Fries

In connection with the foregoing change, each Covered Person hereby authorizes the

Administrative Agent to prepare and file such UCC financing statements as are necessary to amend the UCC financing statements previously filed in connection with the Security Interests granted pursuant to the Loan Documents.

     2.   CONDITIONS PRECEDENT TO AMENDMENT.

     As a condition precedent to Lenders' consent to the amendments as described herein and to the effectiveness of this Amendment, the following must have been satisfied:

          a) This Agreement. Borrower, each Guarantor, and each Lender shall have executed and delivered this Amendment to Administrative Agent's possession and Borrower shall have paid to the Administrative Agent all fees related to this Amendment.

          b) Revolving Notes. Borrower shall have executed and delivered the following Revolving Notes to the Administrative Agent in substitution of the Revolving Loan Notes issued by the Borrower to each Lender on November 1, 2005 (other than in the case of MLC with respect to which a new Revolving Note will not be issued and the existing Amended and Restated Revolving Note dated November 1, 2005 in the amount of $17,500,000 payable to MLC shall remain in effect):

               (i) Amended and Restated Revolving Note in the principal amount of $55,000,000 from Borrower in favor of LBNA;

               (ii) Amended and Restated Revolving Note in the principal amount of $43,750,000 from Borrower in favor of SWB;

               (iii) Amended and Restated Revolving Note in the principal amount of $33,750,000 from Borrower in favor of NCB;

               (iv) Amended and Restated Revolving Note in the principal amount of $26,250,000 from Borrower in favor of FTB;

               (v) Amended and Restated Revolving Note in the principal amount of $18,750,000 from Borrower in favor of FB; and

               (vi) Amended and Restated Revolving Note in the principal amount of $22,500,000 from Borrower in favor of MLC.

          c) Other Loan Documents. The Administrative Agent shall have received such consents, approvals, opinions, certificates, documents and information as Administrative Agent deems necessary.

          d) Representations and Warranties. Except as set forth on Schedule I hereto, the Representations and Warranties set forth in Section 12 of the Second Amended and Restated Loan Agreement shall be true and correct as of the date of this Amendment.

          e) Compliance with Loan Documents. The Borrower and each Guarantor shall be in full compliance with all of the terms and conditions of the Loan Documents, and there shall be no Existing Default thereunder, and no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

          f) Closing of Approved Acquisition. The Administrative Agent shall be satisfied that all material requirements to close the Approved Acquisition shall have been satisfied or waived by the parties to the Approved Acquisition Documents, except for the payment of the purchase price.

     3.   MISCELLANEOUS.

          a) Loan Documents Continue. Except as specifically amended by this Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. Reference to this Amendment need not be made in any note, document, letter, certificate, Loan Documents, or any communication issued or made pursuant to or with respect to the Loan Documents; any reference to the Loan Documents being sufficient to refer to the Loan Documents as amended hereby. In no manner shall this Amendment impair the Loan Documents, the rights, remedies obligations, liabilities, liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired, diminished or discharged hereby.

          b) Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

  (Signatures of Borrower, Guarantors, and Lenders are on the following pages.)

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        AS ADMINISTRATIVE AGENT AND A LENDER


                                        By: /s/ Tom Harmon
                                            ------------------------------------
                                        Print Name: Tom Harmon
                                        Title: Senior Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                        SOUTHWEST BANK OF ST. LOUIS,
                                        AS A LENDER


                                        By: /s/ Robert W. Sellers
                                            ------------------------------------
                                        Print Name: Robert W. Sellers
                                        Title: Senior Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                        NATIONAL CITY BANK OF THE MIDWEST,
                                        AS A LENDER


                                        By: /s/ Eric Hartman
                                            ------------------------------------
                                        Print Name: Eric Hartman
                                        Title: Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                        FIFTH THIRD BANK, AS A LENDER


                                        By: /s/ Shawn D. Hagan
                                            ------------------------------------
                                        Print Name: Shawn D. Hagan
                                        Title: Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                        MERRILL LYNCH CAPITAL, A DIVISION
                                        OF MERRILL LYNCH BUSINESS
                                        FINANCIAL SERVICES INC., AS A LENDER


                                        By: /s/ Phillip J. Salter
                                            ------------------------------------
                                        Print Name: Phillip J. Salter
                                        Title: Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                        FIRST BANK, AS A LENDER


                                        By: /s/ Keith M. Schmelder
                                            ------------------------------------
                                        Print Name: Keith M. Schmelder
                                        Title: Senior Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                       BORROWER:

                                       TALX CORPORATION, A MISSOURI CORPORATION,
                                       AS BORROWER


                                       By: /s/ L. Keith Graves
                                           -------------------------------------
                                       Print Name: L. Keith Graves
                                       Title: Chief Financial Officer

                    ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

Each Guarantor (i) acknowledges the amendments to the Second Amended and Restated Loan Agreement as set forth in this Amendment; (ii) consents to the execution of this Amendment by the Borrower, (iii) acknowledges that this consent is not required under the terms of its Guaranty and that the execution hereof by the Guarantor shall not be construed to require the Lenders to obtain its acknowledgment to any future amendment, modification or waiver of any term of the Agreement except as otherwise provided in said Guaranty, and (iv) acknowledges that it shall be bound by the terms of the Second Amended and Restated Credit Agreement as amended by this Amendment. Each Guarantor hereby agrees that the Guaranty with respect to which it is a party shall apply, without limitation, to all indebtedness, obligations and liabilities of the Borrower under the Second Amended and Restated Loan Agreement as amended by this Amendment and that such Guaranty shall be and remain in full force and effect.

TALX UCM SERVICES, INC., A MISSOURI     TALX FASTIME SERVICES, INC., A TEXAS
CORPORATION, AS A GUARANTOR             CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves                 By: /s/ L. Keith Graves
    ---------------------------------       ------------------------------------
Name: L. Keith Graves                   Name: L. Keith Graves
Title: Chief Financial Officer          Title: Chief Financial Officer


TALX EMPLOYER SERVICES, LLC, A          UI ADVANTAGE, INC., A MARYLAND
MISSOURI LIMITED LIABILITY COMPANY,     CORPORATION, AS A GUARANTOR
AS A GUARANTOR


By: /s/ L. Keith Graves                 By: /s/ L. Keith Graves
    ---------------------------------       ------------------------------------
Name: L. Keith Graves                   Name: L. Keith Graves
Title: Chief Financial Officer          Title: Chief Financial Officer


TBT ENTERPRISES, INCORPORATED, A        NET PROFIT, INC., A SOUTH CAROLINA
MARYLAND CORPORATION, AS A GUARANTOR    CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves                 By: /s/ L. Keith Graves
    ---------------------------------       ------------------------------------
Name: L. Keith Graves                   Name: L. Keith Graves
Title: Chief Financial Officer          Title: Chief Financial Officer


TALX TAX INCENTIVE SERVICES, LLC, A     JON-JAY ASSOCIATES, INC., A
MISSOURI LIMITED LIABILITY COMPANY,     MASSACHUSETTS CORPORATION, AS A
AS A GUARANTOR                          GUARANTOR


By: /s/ L. Keith Graves                 By: /s/ L. Keith Graves
    ---------------------------------       ------------------------------------
Name: L. Keith Graves                   Name: L. Keith Graves
Title: Chief Financial Officer          Title: Chief Financial Officer


TALX TAX CREDITS AND INCENTIVES, LLC,   MANAGEMENT INSIGHT INCENTIVES, LLC, A
A MISSOURI LIMITED LIABILITY COMPANY,   MISSOURI LIMITED LIABILITY COMPANY,
AS A GUARANTOR                          AS A GUARANTOR


By: /s/ L. Keith Graves                 By: /s/ L. Keith Graves
    ---------------------------------       ------------------------------------
Name: L. Keith Graves                   Name: L. Keith Graves
Title: Chief Financial Officer          Title: Chief Financial Officer


UNEMPLOYMENT SERVICES, LLC, A
MISSOURI LIMITED LIABILITY COMPANY,
AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer

                                  EXHIBIT 3.4.1
                            COMMITMENT AND ACCEPTANCE

                                        Date _________

LaSalle Bank National Association
One North Brentwood, Suite 950
St. Louis, Missouri 63105
Attention: [____________]

Ladies and Gentlemen:

     Reference is hereby made to that certain Second Amended and Restated Loan Agreement dated April 14, 2005 by and among TALX Corporation, as Borrower, the Guarantors signatory thereto, the financial institutions party thereto as Lenders and LaSalle Bank National Association, in its individual capacity as a Lender and as Agent (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     Pursuant to Section 3.4.1 of the Loan Agreement, the Borrower has requested an increase in the Aggregate Revolving Loan Commitment in the amount of $__________ from $____________ to $____________. Such increase in the Aggregate
Revolving Loan Commitment is to become effective on the date (the "Effective Date") which is the later of (i) __________, _____ and (ii) the date on which the conditions precedent set forth in Section 3.4.1 in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Revolving Loan Commitment, the Administrative Agent and _______________ (the "Accepting Bank") hereby agree as follows:

     1. Effective as of the Effective Date, the Accepting Bank shall become a party to the Loan Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a [Revolving Loan Commitment under and for purposes of the Loan Agreement in an amount equal to the] or [the Revolving Loan Commitment of the Accepting Bank under the Loan Agreement shall be increased from $_________ to the] amount set forth opposite the Accepting Bank's name on the signature page hereof.

     2. The Accepting Bank hereby (i) confirms that it has received a copy of the Loan Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deemed appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender.

     Revolving Loan Commitment:         [Name of Lender]

     $_____________________


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Administrative Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TALX CORPORATION,
                                        as Borrower


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Second Amended and Restated Loan Agreement and based on the period ended __________________. Any inconsistencies between the descriptions of the items set forth in this Schedule II and the terms of any of Sections 16.1 through 16.6 shall be resolved in favor of the terms set forth in Sections 16.1 through 16.6. Reference should be made to Sections 16.1 through
16.6 of the Second Amended and Restated Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

I.   EBITDA (for preceding four fiscal quarters) (Section 16.1):
          (i)    Net Income                                                              $_________
          (ii)   Interest Expense                                                        $_________
          (iii)  Federal, State and Local Income Tax expense accrued for as a
                 liability                                                               $_________
          (iv)   Amortization of good will and other intangible assets and
                 depreciation expense taken or accrued for in such period,
                 without duplication                                                     $_________
          (v)    Extraordinary losses in such period incurred or accrued for in
                 such period, without duplication                                        $_________
          (vi)   Share based compensation expense                                        $_________
          (vii)  Sums related to consummation of Approved Acquisition
                 ($2,700,000.00, $1,675,000.00, $650,000.00, or $325,000.00, if
                 applicable)                                                             $_________
          (viii) Sum of Items (i) through (vii)                                          $_________
          (ix)   Extraordinary income/gain in such period incurred or accrued
                 for in such period, without duplication                                 $_________
          (x)    Items (viii) minus Item (ix) -- EBITDA                                  $_________

II.  EBIT (for preceding four fiscal quarters) (Section 16.1):
          (i)    Net Income                                                              $_________
          (ii)   Interest Expense                                                        $_________

          (iii)  Federal, State and Local Income Tax expense accrued for as a
                 liability                                                               $_________
          (iv)   Share based compensation expense                                        $_________
          (v)    Sums related to consummation of Approved Acquisition
                 ($2,700,000.00, $1,675,000.00, $650,000.00, or $325,000.00, if
                 applicable)                                                             $_________
          (vi)   Sum of Items (i) through (v) - EBIT                                     $_________

III. MINIMUM INTEREST COVERAGE (for preceding four fiscal quarters) (Section 16.3)
     A.   EBIT (for preceding four fiscal quarters per Item II (vi))                     $_________
          Less:  (i)  Dividends                                                          $_________
                 (ii) Federal, State and Local Income Tax expense accrued
                      for as a liability                                                 $_________
     B.   Subtotal (EBIT minus (i) and (ii))                                             $_________
     C.   Interest Expense                                                               $_________
     D.   Ratio of Item B to Item C                                                       ____: 1.0
     E.   Minimum ratio required by Section 16.3: 2.0 to 1.

IV.  TOTAL INDEBTEDNESS TO EBITDA (for preceding four fiscal quarters) (Section  16.4)
     A.   Total Indebtedness                                                             $_________
     B.   EBITDA (for preceding four fiscal quarters per Item I (xiii))                  $_________
     C.   Ratio of Item A to Item B                                                       ____: 1.0
     D.   Maximum Ratio of Total Indebtedness to EBITDA permitted by Section
          16.4: 2.50 to 1; provided that, notwithstanding the foregoing, for the fiscal quarters ending June 30, 2006 and September 30, 2006, the
          Borrower's ratio of Total Indebtedness to EBITDA shall not be greater than 2.75 to 1.

V.   MINIMUM EBITDA (for preceding four fiscal quarters) (Section 16.6)
     A.   EBITDA (for preceding four fiscal quarters per Item 1 (xiii))                  $_________
     B.   75% EBITDA of Permitted Acquisitions                                           $_________
     C.   Minimum EBITDA required by Section 16.6: commencing with the quarter ending June 30, 2006, $60,400,000 plus 75% EBITDA of Permitted
          Acquisitions                                                                   $_________